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                                                                   EXHIBIT 23(c)

                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of Visual Data Corporation on Form S-1 of our reports dated November 6, 1998, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



/s/ Burr, Pilger & Mayer
San Francisco, California
July 7, 1999